                                    Exhibit 10.3

                                SCL ELECTRONICS LTD.

October 6, 1998

Via Fax (714) 897-7887

Richey Electronics, Inc., and
Richey Electronics Limited
c/o 441 Lincoln Way
Garden Grove
California 92641

Attention:     President

Dear Sirs:


Re:  Richey Electronics Limited (formerly
     Simmons Technologies Inc.) (the "Company")

The purpose of this letter is to confirm the following terms and conditions upon which Richey Electronics, Inc. (the "Purchaser"), the Company and SCL Electronics Ltd. (the "Seller") have agreed to finalize certain matters arising out of:

     (1) a share purchase agreement dated June 13, 1997 pursuant to which the Purchaser acquired from the Seller all of the shares of the Company (the "Agreement"); and

     (1)  the Debt Agreement (as defined below).

By way of background, as part of the transaction provided for in the Agreement the Company, the Seller and Simmonds Capital Limited entered into an Intercompany Debt Repayment Agreement dated June 13, 1997 (the "Debt Agreement"). The Debt Agreement provides for the payment of certain amounts including an obligation is Section 3.1 for the Company (now owned by the Purchaser) to pay to Simmonds Capital Limited an amount calculated in the manner provided for therein.

It has been agreed that, upon the payment by the Purchaser or the Company to Simmonds Capital Limited of the sum of U.S. $800,000, (i) the obligations of the Company under Section 3.1 of the Debt Agreement shall be satisfied in full and the Company shall be released from any obligations under the Debt Agreement;
(ii) the sum of Can. $221,409.10 being amounts due to the Company from the Seller in respect of the accounts described in Schedule "A" attached to this letter shall be satisfied in full and the Seller shall be released from any obligations under such accounts.

It is expected that we will complete the foregoing by October 8, 1998 subject to the lease issue described below. Upon payment of U.S. $800,000 as aforesaid and Schedule "A" marked "Paid in Full", the Company, Simmonds Capital Limited and the Seller will deliver an executed release releasing the Purchaser and the Company from any further obligation under Section 3.1 of the Debt Agreement in the form of the release attached as Schedule "B".

Completion of the foregoing is conditional upon severing the lease at 580 Granite Court, Pickering, Ontario. By way of background, the lease is between Wychrest, Inc., as landlord, Simmonds Capital Limited, as tenant and Richey Electronics, Inc. as indemnifier. The parties want to sever the lease so that each of Simmonds Capital Limited and the Company is responsible for its own portion of the premises. In that regard, the Purchaser or the Company has agreed to provide a Can. $250,000 limited guarantee to the landlord in respect of the construction costs which may be required to divide the building. The Purchaser, the Company and Simmonds Capital Limited hereby agree to use their respective reasonable commercial best efforts to negotiate, finalize, execute and deliver a lease and in the case of the Purchaser or the Company the guarantee referred to above, in each case, in form and substance satisfactory to each party, acting reasonably.

If the foregoing accurately reflects the terms of our agreement them would you please execute and deliver the copy of this letter provided for that purpose and return a copy to the undersigned.

Yours truly,

SCL ELECTRONICS LTD.

Per:

/s/ David O'Kell
----------------------------

SIMMONDS CAPITAL LIMITED
Per:

/s/ David O'Kell
----------------------------

The foregoing is hereby accepted this 7th day of October, 1998.

RICHEY ELECTRONICS, INC.                     RICHEY ELECTRONICS LIMITED
Per:                                         Per:

/s/ Richard N. Berger                        /s/ Richard N. Berger
----------------------------                 ------------------------------
Authorized Signature                         Authorized Signature

Richey Electronics Limited
October 7, 1998
SCL Receivable

Pickering Rent & CAM:
May 98                              30,000.00
June 98                             30,000.00
July 98                             30,000.00
August 98                           30,000.00
September 98                        30,000.00
October 98                          30,000.00

Subtotal
                                   180,000.00
                                   ----------
Taxes:

1994 Payroll                         2,937.97
1995 Payroll - Ontario               2,902.08
1997 Workmen's Comp                  3,264.46                50% of $6,528.92
1996 Pension Assessment - Quebec    25,219.67
1997 Pension Assessment - Quebec     5,562.20                50% of $11,124.39

Subtotal                                         39,886.38
                                                ----------

Employee Dispute:

Campitelli settlement                6,500.00

Subtotal                                          6,500.00
                                                ----------

Accounts Receivable:

011546 SCL Technologies              5,427.00
065603 SCL Technologies             (2,118.76)
065599 SCL Systems                     291.60
010641 SCL Systems                   6,325.16
010253 Simmonds Capital              5,097.72

Subtotal                                         15,022.72
                                                ----------

Due to SCL:
Rent AS400 May & June              (20,000.00)

Subtotal                                        (20,000.00)
                                                ----------

Total due to Richey                             221,409.10
                                                ----------
                                                ----------

                                       RELEASE

TO:      Richey Electronics, Inc. ("Richey")

AND TO:  Richey Electronics Limited (the "Company")


WHEREAS pursuant to a letter form of share purchase agreement dated June 13, 1997 (the "Agreement") Richey acquired all of the issued shares of the Company (formerly Simmonds Technologies Inc.) from SCL Electronics Ltd. (the "Seller") which is a wholly-owned subsidiary of Simmonds Capital Limited ("SCL");

AND WHEREAS as part of the transaction contemplated under the Agreement, the Company, SCL and the Seller entered into an Intercompany Debt Repayment Agreement dated June 13, 1997 (the "Debt Agreement");

AND WHEREAS the parties have agreed by letter agreement dated October 6, 1998 to settle certain outstanding matters arising under the Agreement including the settlement of the Company's obligations under Section 3.1 of the Debt Agreement;

AND WHEREAS pursuant to an assignment of lease dated April 30, 1996 the Company is the tenant and assignee and SCL is the assignor under a lease dated June 2, 1995 (collectively with the assignment the "Lease Documents") with Wychrest Inc., as landlord, for premises at 580 Granite Court, Pickering, Ontario;

NOW THEREFORE in consideration of the sum of $1 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby remise, release and forever discharge Richey and the Company, including their respective successors and assigns of and from all actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, claims, indemnities and demands whatsoever which the undersigned (or any of them) ever had or now has or may hereafter have against Richey or the Company for or by reason of, or in any way arising out of any cause, matter or thing existing up to and including the date hereof, whether accrued or contingent, relating to, or arising directly or indirectly by reason of Section 3.1 of the Debt Agreement or of the Lease Documents.

DATED:  October     , 1998
                             SCL ELECTRONICS LTD.

                             Per:
                                  ----------------------------

                             SIMMMONDS CAPITAL LIMITED

                             Per:
                                  ----------------------------